TCM SMALL CAP GROWTH FUND

Supplement dated January 7, 2016 to the Summary Prospectus,
Prospectus and Statement of Additional Information dated January 30, 2015

Effective January 29, 2016, the redemption fee for the TCM Small Cap Growth Fund will be removed; accordingly, the following replaces the fees and expenses table on page 1 of the summary prospectus and page 2 of the statutory prospectus.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Small Cap Fund.

Shareholder Fees (fees paid directly from your investment)	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.80%
Distribution (12b-1) Fees	None
Other Expenses	0.13%
Total Annual Fund Operating Expenses	0.93%

In addition, all references to redemption fees throughout the statutory prospectus and statement of additional information are hereby removed.

Effective January 29, 2016, the investment minimums have been reduced from $100,000 to $2,500, accordingly, the following replaces the table on page 4 of the summary prospectus and page 5 of the statutory prospectus:

Minimum Investment	To Open Your Account	To Add to Your Account
	$2,500	$500

In addition, all references to the minimum investment amounts for the Fund in the statutory prospectus and statement of additional information are hereby revised to reflect this change.

Please retain this Supplement with the Prospectus.